Exhibit 99.1

ANALYST DAY 2016

THURSDAY, MARCH 10, 2016 NAPLES, FLORIDA

WELCOME

JOHN KRAFT VICE PRESIDENT INVESTOR RELATIONS

ANALYST DAY AGENDA

ACI Financial Update: 8:35 am – 9:05 am

Reinvention of Payments: ACI Opportunity: 9:05 am – 9:20 am

Solutions for a Changing World of Payments: 9:20 am – 10:00 am Break: 10:00 am – 10:20 am ACI Software as a Service Opportunity: 10:20 am – 11:00 am Executive Q&A: 11:00 am – 11:15 am Payments Perspectives Roundtable: 11:15 am – 12:00 pm Lunch: 12:00 pm – 1:00 pm Segment Updates: 1:00 pm – 3:00 pm Analyst Day Conclusion: 3:00 pm

ACI FINANCIAL

UPDATE

SCOTT BEHRENS

SENIOR EXECUTIVE VICE PRESIDENT CHIEF FINANCIAL OFFICER

FINANCIAL OVERVIEW

Strategic moves for growth

Financial look-back

Recurring revenue growth

Strong financial flexibility

Guidance and five-year targets

STRATEGIC MOVES FOR GROWTH

2016

Official

Payments ReD PAY.ON Online Resources

Distra

S1

Sell Yodlee Divest CFS

Improved growth rates

Divest non-core assets + Strategic M&A =

& margin profile*

Sale of CFS business ReD: 35% growth Net new bookings growth improves nearly 300 bps

Sale of Yodlee stake PAY.ON: upper teens growth Revenue growth improves nearly 100 bps

• Net EBITDA margin improves nearly 200 bps

*Represents 2015 pro forma versus 2015 as reported and growth over 2014 6

NEW TREND LINE

NON-GAAP REVENUE ADJUSTED EBITDA

1020 275 $

$ 1,005 270

270 1000 265

980 5% CAGR 5% CAGR

260

) 960 $

952 ) 255

millions 940 250 $ millions $ 247 ( $

$917 ( 245 $ 243 920 240 900 235 880 230 860 225

2014 2015 2016E 2014 2015 2016E

Notes:

Represents results adjusted for the divestiture of the CFS business

2016 numbers based on the mid-point of company guidance

RECURRING REVENUE GROWTH DRIVES STABILITY

Overall monthly recurring revenues now exceed 70%

$1,000 $952 $900

$800

$700

Recurring

segments Recurring

millions) $600

( $ segments $500 $418 71% $400

Recurring $300 60% segments $200

29%

$100 40% Non-recurring Non-recurring segments segments $0

2010 2015 8

RECURRING REVENUE GROWTH DRIVES STABILITY

Strong growth in SaaS—10% to nearly 40%

$1,000 $952 $900

$800 37% SaaS

$700

Recurring

segments Recurring

millions) $600

( $ segments $500 $418 71%

$400 10% SaaS

Recurring $300 60% segments $200

29%

$100 40% Non-recurring Non-recurring segments segments $0

2010 2015 9

FIXED COSTS PROVIDE LEVERAGE IN MODEL

$350

Non Recurring Revenue: Ongoing Implementations, Services, Capacity Sales and Annual License Fees

Monthly Recurring Revenue: SaaS Subscriptions & Transactions, Maintenance and License Fees (Paid Monthly, Quarterly only)

$300

Adjusted EBITDA

$250

$200

(millions) $150 Revenue $100 Quarterly $50 $0

Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 2009 2010 2011 2012 2013 2014 2015

Monthly recurring revenue is predictable and growing: 2015 >70% of total revenue, 2016E ~75%

Non-recurring revenue is strongest in Q4

EBITDA margin spikes follow revenue

STRONG CASH FLOW PROVIDES FINANCIAL FLEXIBILITY

Disciplined use of leverage drives growth – debt repayment follows acquisitions o Current net debt ratio ~2.5x* o Target ratio ~2.5x

Strong OFCF yield ~6%

$138 million remaining on stock repurchase agreement (2/25/16)

OPERATING FREE CASH FLOW STOCK REPURCHASE ACTIVITY

($ millions) $300,000,000

24,000,000

$151

$143 $250,000,000

$134

$200,000,000 19,000,000

$150,000,000

21% CAGR 14,000,000

$67

$100,000,000

9,000,000

$24 $50,000,000

$- 4,000,000 2011 2012 2013 2014 2015 CY 2011 CY 2012 CY 2013 CY 2014 CY 2015

Cumulative Amount Purchased Cumulative Shares

($10.67 avg. price, life to date)

* Includes proceeds from CFS and assumes midpoint of 2016 EBITDA guidance 11

NEW STARTING POINT: REVENUE WALK

Non-GAAP revenue

990 – 1,020

($ millions)

4-7% 1,047 Growth

12

954

(95)

(10)

2016E

2015 Deduct Annualize FX 2015 Actual CFS PAY.ON Impact Pro Forma

2016 GUIDANCE

12-month backlog of $838 million = 85% of guidance

2016 2016 Implied 2015 Deduct Annualize FX 2015 Non-GAAP Non-GAAP Growth Actual CFS PAY.ON Impact Pro Forma (Low) (High) Rate

Non-GAAP Revenue $1047 (95) 12 (10) 954 990 1020 4-7%

Adjusted EBITDA $260 (13) — 247 265 275 7-11%

Adjusted EBITDA % 28.4% 13.7% ——30.0% 31.0% 31.2% 100-120 bps

$ millions, FX rates as of 12/31/15

EBITDA % computed net of interchange of $140 and $130 for 2016 and 2015, respectively

GUIDANCE

2015 pro forma adjusted to exclude CFS and reflect a full-year impact of PAY.ON acquisition and FX rate changes

Total sales growth expected to be in the high single digits

Revenue and margin phasing by quarter consistent with seasonal history

Q1 non-GAAP revenue expected to represent $205 to $215 million, excluding CFS

CFS closed on 3/3/2016 and is expected to contribute an incremental $15 million to full-year revenue

FINANCIAL SUMMARY: FIVE-YEAR TARGETS

ORGANIC REVENUE GROWTH: Mid-to-upper single digits

ADJUSTED EBITDA MARGIN: 100 bps expansion per year

OPERATING FREE CASH FLOW: Track adjusted EBITDA growth

SALES NET OF TERM EXTENSION GROWTH: High single digits

HIGH QUALITY SOFTWARE MODEL

The Advantage

Leading market position

High retention and renewal rates

Significant recurring revenue

Scalable, fixed-cost model with improving margin

Pricing power and large barriers to entry

Q&A

Analyst Day 2016

REINVENTION OF PAYMENTS: ACI OPPORTUNITY

PHIL HEASLEY

PRESIDENT & CEO

ANALYST DAY 2016

SOLUTIONS FOR A CHANGING WORLD OF PAYMENTS

CRAIG SAKS

GROUP PRESIDENT, STRATEGIC PRODUCTS

UP

UNIVERSAL PAYMENTS

THE REINVENTION OF PAYMENTS

The payments industry is in the midst of a decade of disruption…

THE REINVENTION OF PAYMENTS

The payments world as we know it is changing forever

The center of power is shifting back to the merchant and the consumer

The historical pricing models that have funded the system are being challenged

The distribution problem has been solved, undermining the traditional purpose of intermediaries and third-party brands

Technology advances have overcome the limitations of the past and are leading to a new breed of competitors

Desire for speed, reach and integration are driving innovation

THE REINVENTION OF PAYMENTS

ACI has the solutions, reach and business model to emerge as a leader by delivering on our vision of real-time, any-to-any payments.

GLOBAL SOLUTIONS PROVIDER

Payments Payments Users Operators

GLOBAL SOLUTIONS PROVIDER

Payments Payments Users Operators

GLOBAL SOLUTIONS PROVIDER

Payments Payments Users Operators

GLOBAL SOLUTIONS PROVIDER

Comprehensive PAY.ON Solutions ReD

SaaS

Retail

Immediate Payments Payments Solution

OVERCOMING THE FEAR OF CHANGE

Navigating the five Cs: a path to the future

Current Continuity Coexistence Consolidation Change

Future Legacy Legacy Legacy Future Future ++

SOLUTION SUCCESSES AROUND THE GLOBE

Faster payments initiatives: propelling a very large investment cycle

Western Europe U.S.

Singapore

Australia

SOLUTION SUCCESSES AROUND THE GLOBE

Payments transformation initiatives: a response to the changing environment

U.S.

Australia

SOLUTION SUCCESSES AROUND THE GLOBE

Enterprise risk management: protecting more complex payment environments

Canada

razil

Australia

SOLUTION SUCCESSES AROUND THE GLOBE

Low operating cost environments: reinforcing the RPS value proposition

Netherlands

SOLUTION SUCCESSES AROUND THE GLOBE

Cross-border eCommerce: adding 350+ connections to ACI’s solutions

SOLUTION SUCCESSES AROUND THE GLOBE

Card-not-present risk management: a large, global opportunity

Middle Europe East

Japan U.S.

China Brazil Nigeria India

Australia

SOLUTION SUCCESSES AROUND THE GLOBE

Merchant omni-channel: covering all customer touch points, during and after the sale

Europe U.S.

DISTRIBUTION ORGANIZED FOR SUCCESS

Large markets, specified by customer segment, focused on cross sell and new logos

North America

& Europe

Banks

Financial North Intermediaries America Merchants

Billers

DISTRIBUTION ORGANIZED FOR SUCCESS

Growth markets: strong drivers of future value

Latin America

DISTRIBUTION ORGANIZED FOR SUCCESS

Growth markets: strong drivers of future value

Middle East, Africa

& South Asia

DISTRIBUTION ORGANIZED FOR SUCCESS

Growth markets: strong drivers of future value

ASEAN & North Asia

DISTRIBUTION ORGANIZED FOR SUCCESS

Growth markets: strong drivers of future value

Pacific

GLOBAL REACH

Covering the world in-country, in-language but as 1ACI

North America

& Europe

ASEAN & North Asia

Latin

Middle America East, Africa

& South Asia

Pacific

GLOBAL REACH

Multinationals are ideally served by ACI’s reach

POSITIONED TO WIN IN THE DECADE OF DISRUPTION

ACI is unique in the industry

ACI has enriched its future with the addition of a strong, global merchant franchise

ACI solutions enable more use cases in more markets

ACI’s technology is more advanced, scalable and integrated

ACI has the approach to evolve from the old to the new elegantly

Business model allows ACI to uniquely benefit in a disrupted market

POSITIONED TO WIN IN THE DECADE OF DISRUPTION

ACI is delivering the future through real-time, any-to-any payments

ANALYST DAY 2016

BREAK

ANALYST DAY 2016

ACI SOFTWARE AS A SERVICE OPPORTUNITY

CAROLYN HOMBERGER

GROUP PRESIDENT, ACI ON DEMAND

ACI SOFTWARE AS A SERVICE OPPORTUNITY

Key drivers of payments to the cloud

Security and Speed

Focus Compliance to Market

ACI SOFTWARE AS A SERVICE OPPORTUNITY

Diversity of solutions and clients

Electronic Bill Payment Merchant Retail Large Financial Institutions and and Presentment • Retail and grocery Financial Intermediaries

Financial institutions Fuel and transportation Retail and transaction banking

IRS and government Quick service restaurants Processors

Higher education Omni-channel solutions – card Complete suite of ACI omni-channel

Insurance present and card not present payment solutions

Multi-tenant Fraud management Global

Mulit-tenant, global

INTEGRATED SUPPORT FOR MULTIPLE ACI APPLICATIONS

7 of the top 50 banks globally 4,600+ 3 of the top 10 brands globally FINANCIAL INSTITUTIONS, 5 of the top 10 banks in the U.S.

RETAILERS AND BILLERS

ACI SOFTWARE AS A SERVICE OPPORTUNITY

Merchants

Growth Drivers ACI Investments

Today Today

Merchants

EMV, point-to-point Additional technical encryption resources to keep pace

Legacy systems with growth

Globalization through 2016+ European data center eCommerce, card-not- 2016+ present fraud

Big data and changes in Scale affords vertical consumer shopping specialization in sales and behaviors technology

ACI SOFTWARE AS A SERVICE OPPORTUNITY

Billers

Growth Drivers ACI Investments

Today Today

Billers

Biller direct leads Data center migration

Legacy systems Tran$act platform consolidation

2016+

Consumer payment 2016+ experience expectations Globalization

Affordable Care Act Cross sell to merchants compliance and large financial institutions

ACI SOFTWARE AS A SERVICE OPPORTUNITY

Financial institutions and intermediaries

Growth Drivers ACI Investments

Today Today

Financial Institutions

Mandates and compliance and Intermediaries Value proposition tools to

Legacy systems demonstrate business value of ACI solutions 2016+ Globalization through

Immediate Payments European data center

UP Retail Payments 2016+ Solution

Modernization of payments infrastructure for clients

ACI SOFTWARE AS A SERVICE OPPORTUNITY

Technology

On-Premise SaaS

Agile / DevOps

Process Maturing software development model for SaaS Process

Multi-tenancy / Active-Active / Customer Onboarding

Architecture Multi-tenancy, high availability, disaster recovery; efficient, self- Architecture service customer onboarding

Security / Scalability / Availability

Non-Functional Non-Functional

Requirements • Security for multi-tenant and cloud data Requirements (NFRs) • Scalability for dynamic and cost-efficient scaling (NFRs)

Availability for zero transaction loss

ACI SOFTWARE AS A SERVICE OPPORTUNITY

Data center footprint—today

ACI data centers

Colos – acquisitions and planned consolidation

Migrated out of within the last two years

ACI SOFTWARE AS A SERVICE OPPORTUNITY

Data center footprint—2017

ACI data centers

Colos – acquisitions and planned consolidation

ACI SOFTWARE AS A SERVICE OPPORTUNITY

AOD customer experience and operations

Service Delivery Payment Services Management Capabilities

Implementation Audits and and Onboarding Operational

Compliance 58

ACI SOFTWARE AS A SERVICE OPPORTUNITY

Conclusion

Accelerating Value-added

double-digit security,

sales and revenue compliance and growth NFRs

2.5X+

deal size

ANALYST DAY 2016

EXECUTIVE Q&A

PHIL HEASLEY

PRESIDENT & CEO

SCOTT BEHRENS

SENIOR EXECUTIVE VICE PRESIDENT, CHIEF FINANCIAL OFFICER

CRAIG SAKS

GROUP PRESIDENT, STRATEGIC PRODUCTS

CAROLYN HOMBERGER

GROUP PRESIDENT, ACI ON DEMAND

ANALYST DAY 2016

PAYMENTS PERSPECTIVES ROUNDTABLE

ROB HOPPER

DIRECTOR, INDIVIDUAL BUSINESS OPERATIONS BLUE CROSS BLUE SHIELD OF MICHIGAN

PAUL THOMALLA

MODERATOR ROBERT FLYNN

SVP, CORPORATE RELATIONS MANAGING DIRECTOR

AND DEVELOPMENT ACCENTURE PAYMENT SERVICES, NORTH AMERICA

ACI WORLDWIDE

BYRON SNIDER

CIO

SCHEELS

LUNCH

ANALYST DAY 2016

SEGMENT UPDATE: MERCHANT, BILLER AND PAYMENTS RISK

MIKE BRAATZ

SENIOR VICE PRESIDENT, CHIEF PRODUCT OFFICER

ACI SOLUTION FOOTPRINT

Merchant, biller and payments risk

Payments users Payments are expensive

Consumer experience is key Fear of breaches

Payments are not core Fraud liability shift

MERCHANTS EMBRACE PAYMENTS INNOVATION

Consumer engagement Margin growth

Elegant consumer experience Higher conversion rates

Consistency Increased loyalty

Rewards and offers More revenue

Single or no-click payments

Mobility

Robust security

THE IMPORTANCE OF ALTERNATIVE PAYMENTS

It’s not all about credit cards…

Emerging payment types

Local payment methods

Higher conversion rates

Cross-border opportunity

Stronger security

GLOBAL COVERAGE

HOW MERCHANTS WANT TO BUY

Large Global Merchants Medium and Small Merchants

Omni-channel vision Multiple channels

Bespoke consumer experience Feature-rich

Flexibility and choice Modern, consistent consumer

Global acceptance experience

Hosted/SaaS Turnkey payment solution

Direct relationship with solution SaaS provider Payment service providers (PSPs) and acquirers

BILLER AND MERCHANT SYNERGIES

Online bill payment looks increasingly like eCommerce

Billers embrace consumer engagement in the bill payment process

Merchants are billers ?? billers are merchants

ACI core competencies in common technologies and processes

OPPORTUNITIES IN BIG DATA AND ANALYTICS

Business

Data Mining Predictive Analytics Intelligence

Vast amounts of data flowing through payment systems

Large investments in big data management, analytics and data science

Fraud management is our starting point

Additional opportunities in payments cost optimization and merchant/biller offers and rewards

SEGMENT UPDATE: GLOBAL OMNI-CHANNEL PAYMENTS

MARKUS RINDERER

SENIOR VICE PRESIDENT, PRODUCT LINE MANAGER MERCHANT PAYMENT SOLUTIONS

GLOBAL OMNI-CHANNEL PAYMENTS

Shoppers expect localized solutions, payment methods and currencies

CROSS-BORDER PAYMENTS

Cross-border commerce is growing at an accelerated pace

2020 $1000 950

billion million

2014 $230 309

billion million

Cross-border Cross-border transaction volume shoppers

GLOBAL OMNI-CHANNEL PAYMENTS

Enabling merchants to accept payments from all channels globally

Channels Software as a Service Global Network

PAY.ON Postilion ReD

GLOBAL NETWORK EXPANSION

Connecting existing platforms to 350+ new endpoints

Acquirers

& Banks

PAY.ON

Existing ACI Solutions

Q&A

MIKE BRAATZ

SENIOR VICE PRESIDENT, CHIEF PRODUCT OFFICER

MERCHANT, BILLER AND PAYMENTS RISK MANAGEMENT SOLUTIONS

MARKUS RINDERER

SENIOR VICE PRESIDENT, PRODUCT LINE MANAGER

MERCHANT PAYMENT SOLUTIONS

ANDREW SAJESKI

DIRECTOR, SOLUTION CONSULTING BILLER SOLUTIONS

ANDREAS SUMA

VICE PRESIDENT, PRODUCT LINE MANAGER

PAYMENTS RISK MANAGEMENT AND BIG DATA SOLUTIONS

ANALYST DAY 2016

SEGMENT UPDATE: BANKS AND FINANCIAL INTERMEDIARIES

BILL HERNANDEZ

SENIOR VICE PRESIDENT, CHIEF PRODUCT OFFICER

ACI SOLUTION FOOTPRINT

Retail banking, transaction banking and immediate payments

Consumer Transaction

Consumer Merchant Payment Solutions Bill Payment Solutions

Payment Solutions Banking Solutions ments Solutions

Payments Risk Management

Immediate Payments

Payments Integration

Payments operators Must change and innovate to be competitive

Retail banks, commercial banks and Move slowly, but continue to be dominant spenders on financial intermediaries payments

Struggle to operate existing legacy systems

OVERCOMING THE FEAR OF CHANGE

Navigating the five Cs: a path to the future

Current Continuity Coexistence Consolidation Change

UP

BASE24 BASE24 BASE24 UP BASE24-eps UP BASE24-eps

BASE24-eps

High availability, Risk reduction with Next-generation technology Significantly reduce Enterprise-class reliability and extended support driving innovation total cost of ownership services scalability (Linux/x86)

Competitive advantage Single platform

Access to real-time,

Global payments Move to SaaS any-to-any payments Future-proof Lower total cost of industry standard environment across all channels ownership

Achieve economies of

Drive innovation scale

UP RETAIL PAYMENTS SOLUTION BENEFITS

Improve top-line Increase transaction volume and revenue through cross revenue selling and upselling

Grow market share through Rapidly add new payment types, devices and channels innovation with less effort and cost to stay ahead of the competition

Deliver any-to-any, real-time payments (P2P, cardless) Strengthen customer loyalty across all channels, in a secure, omni-channel environment

Move to less expensive platforms (Linux/x86) to reduce operating

Lower TCO costs

TRANSACTION BANKING CORPORATE CUSTOMERS: BANKING NEEDS

Purchasing supplies from suppliers

Banking functions need to be simple and efficient to gain control and provide Advertising

Banking

flexibility

Managing

Expand global reach Employees

Information needs to be up to date with Selling goods immediate accessibility

Access must be channel agnostic (mobile, tablet, PC, etc.)

Deliver multinational capabilities Manufacturing

Meeting and selling to customers

WHAT BANKS MUST DO NOW

Deliver differentiated and value-added products and services that are accessible across all channels

Mobile Simple Online

Migrate from siloed and legacy systems to banking banking banking create a more flexible solution that is more responsive to customers’ expectations

Expand solutions to include immediate Transaction Domestic/ Credit card reporting international services payments payments mgmt

Leverage economies of scale and cost reduction by moving to SaaS environment Import and export trade solutions

HOW ACI DELIVERS

Providing highest straight-through processing and proven reliability

Compliance/Risk

Large U.S. bank depends on Universal

Online Banker for global payments Payment High-value,

Simple real-time

origination balances Transaction payments

Banking

Global bank processes SEPA, Target2 and Channel

Transaction

FedWire transactions for U.K. and U.S. reporting ACH bulk

payments

branches using Money Transfer System

U.S. software company sells products and Domestic/

international Financial

services to mortgage processors to payment mgmt messages facilitate movement of funds associated with mortgages Import and export Global clearing trade solutions and settling networks

IMMEDIATE PAYMENTS

Situation and opportunity

SITUATION

Legacy payment systems provide a solid foundation for payment services; however, most of these systems rely on paper-based and/or batch processes, which are not universally fast or efficient, while others are fast and efficient but inconvenient and costly.

OPPORTUNITY

Near-term opportunity for the industry is to provide a payment system that combines the valued attributes of legacy payment systems with the advancement of new technology, enabling faster processing, easy access to funds, convenience and enhanced risk capabilities.

Longer-term opportunity is to build upon our current solution and deliver real-time, flexible, cross-border settlement and reconciliation.

BUSINESS CASE FOR IMMEDIATE PAYMENTS

Situation and opportunity

WHY CHANGE, WHY NOW?

Real-time, any-to-any experience has become the expected norm

Many relevant use cases across retail and commercial to support business case

- P2P, P2B, B2B, B2P, etc.

Market factors driving adoption

- Speed
- Accessibility
- Efficiency
- Flexibility
- Convenience
- Need for ubiquity

BUSINESS CASE

Retail

- Just–in-time stock control
- Informal services
- P2P – dinner, consumer use
- Expedited bill payments
- Cardless transactions instead of physical cards

Commercial

- Improved inventory terms
- Discounts for expedited payment
- Enhanced cash management
- Improved reconciliation
- e-Invoicing/EBPP
- Payroll – hourly wages
- Insurance payments

89

GLOBAL PICTURE OF IMMEDIATE PAYMENTS

UP Framework for Immediate Payments: a global solution

Exploratory Live

Canada U.K. European Union Brazil Finland Poland Kazakhstan Singapore Indonesia South Africa Thailand Mexico Chile

Design China

India Netherlands Korea Norway Japan Turkey Switzerland Colombia Denmark Spain Sweden Portugal Czech Republic

Live

Bahrain Taiwan

In development

In discussion/design U.S. Nigeria

Over 30 countries are undertaking or have undertaken efforts to enhance the speed, efficiency Build and effectiveness of clearing and/or settlement systems.

Source: McKinsey research Australia

ACI EXPERIENCE ACROSS THE GLOBE

VocaLink FPS-UK FAST-Singapore NPP-Australia

ACI software serves 60% of U.K. Payment services, risk liability, High-volume batch files members acceptance services, currency

Payment services

Payment gateway for both central conversion, etc. Payment, payment with document, infrastructure and bank connectivity Reconciliation and settlement request and pay solutions

Provisioning for accounts, mandates,

First-, second- and third-order payment

Multi-tenant central access gateway etc. and product services support service

Real-time and file/batch processing

Credit and debit

Direct Corporate Access (DCA)

Legacy integration with offline

Legacy integration

Batch Service UP Framework used in processing Live soon central infrastructure

Live since 2014

Live since 2008

DELIVERING THE PATH TO THE FUTURE

Framework

Integrating the power of UP Framework across all of ACI payment solutions

Single enterprise platform for on-premise and SaaS customers

Plug-in solutions to meet global customers’ unique and innovative needs

Single integrated payments platform with all data, in one place, in real time

Path for customers to mitigate risk, deliver product innovation and drive business and revenue forward

Q&A

BILL HERNANDEZ

SENIOR VICE PRESIDENT, CHIEF PRODUCT OFFICER

FINANCIAL INSTITUTIONS AND FINANCIAL INTERMEDIARIES

NICK BARNES

SENIOR VICE PRESIDENT, PRODUCT LINE MANAGER

RETAIL BANKING AND FINANCIAL INTERMEDIARY SOLUTIONS

JEN HOLTON

VICE PRESIDENT, PRODUCT LINE MANAGER TRANSACTION BANKING SOLUTIONS

W.A. PROCTOR

VICE PRESIDENT, PRODUCT LINE MANAGER IMMEDIATE PAYMENTS SOLUTIONS

ANALYST DAY 2016

APPENDIX

Non-GAAP Financial Measures

To supplement our financial results presented on a GAAP basis, we use the non-GAAP measures indicated in the tables, which exclude certain business combination accounting entries related to the acquisition of Online Resources Corporation and significant transaction related expenses, as well as other significant non-cash expenses such as depreciation, amortization, and non-cash compensation, that we believe are helpful in understanding our past financial performance and our future results. The presentation of these non-GAAP financial measures should be considered in addition to our GAAP results and are not intended to be considered in isolation or as a substitute for the financial information prepared and presented in accordance with GAAP. Management generally compensates for limitations in the use of non-GAAP financial measures by relying on comparable GAAP financial measures and providing investors with a reconciliation of non-GAAP financial measures only in addition to and in conjunction with results presented in accordance with GAAP. We believe that these non-GAAP financial measures reflect an additional way to view aspects of our operations that, when viewed with our GAAP results, provide a more complete understanding of factors and trends affecting our business. Certain non-GAAP measures include:

Non-GAAP revenue: revenue plus deferred revenue that would have been recognized in the normal course of business by Online Resources if not for GAAP purchase accounting requirements and less estimated revenue from the CFS product line. Non-GAAP revenue should be considered in addition to, rather than as a substitute for, revenue.

Adjusted EBITDA: net income plus income tax expense, net interest income (expense), net other income (expense), depreciation, amortization, and non-cash compensation, as well as deferred revenue that would have been recognized in the normal course of business by Online Resources if not for GAAP purchase accounting requirements and significant transaction related expenses and the estimated impact of the CFS divestiture. Adjusted EBITDA should be considered in addition to, rather than as a substitute for, operating income.

Non-GAAP Financial Measures

Non-GAAP Revenue (millions) 2010 2011 2012 2013 2014 2015

Revenue $ 418 $ 465 $ 667 $ 865 $ 1,016 $ 1,046 Deferred revenue fair value adjustment — — 22 6 2 1 Non-GAAP revenue $ 418 $ 465 $ 689 $ 871 $ 1,018 $ 1,047

418 465 689 871 1018 1047

Adjusted EBITDA (millions) 2010 2011 2012 2013 2014 2015

Net income (loss) $ 27 $ 46 $ 49 $ 64 $ 68 $ 85 Plus: Income tax expense (benefit) 22 18 16 29 31 28 Net interest expense 1 1 10 27 39 41 Net other expense 4 1 — 3 — (26) Depreciation expense 6 8 13 19 21 22 Amortization expense 20 21 38 51 66 76 Non-cash compensation expense 8 11 15 14 11 18 Adjusted EBIDTA 88 106 141 207 236 244 Deferred revenue fair value adjustment — — 22 6 2 1 Employee related actions — — 11 11 10 6 Facility closure costs — — 5 2 — — IT exit costs — — 3 — — -

Other significant transaction related expenses — 7 9 13 13 9

Adjusted EBIDTA excluding significant transaction related expenses $ 88 $ 113 $ 191 $ 239 $ 261 $ 260

Non-GAAP Financial Measures

ACI is also presenting operating free cash flow, which is defined as net cash provided by operating activities, plus payments associated with the cash settlement of acquisition related options and significant acquired opening balance sheet liabilities, plus net after-tax payments associated with employee-related actions and facility closures, net after-tax payments associated with significant transaction related expenses, net after-tax payments associated with IBM IT outsourcing transition and termination, and less capital expenditures. Operating free cash flow is considered a non-GAAP financial measure as defined by SEC Regulation G. We utilize this non-GAAP financial measure, and believe it is useful to investors, as an indicator of cash flow available for debt repayment and other investing activities, such as capital investments and acquisitions. We utilize operating free cash flow as a further indicator of operating performance and for planning investing activities. Operating free cash flow should be considered in addition to, rather than as a substitute for, net cash provided by operating activities. A limitation of operating free cash flow is that it does not represent the total increase or decrease in the cash balance for the period. This measure also does not exclude mandatory debt service obligations and, therefore, does not represent the residual cash flow available for discretionary expenditures. We believe that operating free cash flow is useful to investors to provide disclosures of our operating results on the same basis as that used by our management.

Reconciliation of Operating Free Cash Flow (millions)	**2010**	**2011**	**2012**	**2013**	**2014**	**2015**
Net cash provided (used) by operating activities	$ 81	$ 83	$ (9)	$ 138	$ 149	$ 183
Net after-tax payments associated with employee-related actions	-	-	6	10	6	5
Net after-tax payments associated with facility closures	-	-	3	1	1	1
Net after-tax payments associated with significant transaction related expenses	-	4	9	18	8	3
Net after-tax payments associated with cash settlement of acquisition related options	-	-	10	10	-	-
Payments associated with acquired opening balance sheet liabilties	-	-	-	5	5	-
Net after-tax payments associated with IBM IT Outsourcing Transition	1	1	1	2	-	-
Plus IBM Alliance liability repayment	-	-	21	-	-	-
Less capital expenditures	(13)	(19)	(17)	(33)	(35)	(49)
Less IBM Alliance technical enablement expenditures	(6)	(2)	-	-	-	-
Operating Free Cash Flow	$ 63	$ 67	$ 24	$ 151	$ 134	$ 143

98

Forward-Looking Statements

This presentation contains forward-looking statements based on current expectations that involve a number of risks and uncertainties. Generally, forward-looking statements do not relate strictly to historical or current facts and may include words or phrases such as “believes,” “will,” “expects,” “anticipates,” “intends,” and words and phrases of similar impact. The forward-looking statements are made pursuant to safe harbor provisions of the Private Securities Litigation Reform Act of 1995.

Forward-looking statements in this presentation include, but are not limited to, statements regarding:

Expectations regarding 2016 financial guidance related to revenue and adjusted EBITDA;

Expectations regarding net new sales bookings;

Expectations regarding Q1 2016 revenue;

Expectations regarding CFS contribution and pro forma impact of excluding CFS;

Expectations regarding five year targets, including future increases in organic revenue, adjusted EBITDA margin, operating free cash flow, and sales net of term extension.

All of the foregoing forward-looking statements are expressly qualified by the risk factors discussed in our filings with the Securities and Exchange Commission. Such factors include but are not limited to, increased competition, the performance of our strategic product, UP, BASE24-eps, demand for our products, restrictions and other financial covenants in our credit facility, consolidations and failures in the financial services industry, customer reluctance to switch to a new vendor, the accuracy of management’s backlog estimates, the maturity of certain products, our strategy to migrate customers to our next generation products, ratable or deferred recognition of certain revenue associated with customer migrations and the maturity of certain of our products, failure to obtain renewals of customer contracts or to obtain such renewals on favorable terms, delay or cancellation of customer projects or inaccurate project completion estimates, volatility and disruption of the capital and credit markets and adverse changes in the global economy, our existing levels of debt, impairment of our goodwill or intangible assets, litigation, future acquisitions, strategic partnerships and investments, risks related to the expected benefits to be achieved in the transaction with PAY.ON, the complexity of our products and services and the risk that they may contain hidden defects or be subjected to security breaches or viruses, compliance of our products with applicable legislation, governmental regulations and industry standards, our compliance with privacy regulations, the protection of our intellectual property in intellectual property litigation, the cyclical nature of our revenue and earnings and the accuracy of forecasts due to the concentration of revenue generating activity during the final weeks of each quarter, business interruptions or failure of our information technology and communication systems, our offshore software development activities, risks from operating internationally, including fluctuations in currency exchange rates, exposure to unknown tax liabilities, and volatility in our stock price. For a detailed discussion of these risk factors, parties that are relying on the forward-looking statements should review our filings with the Securities and Exchange Commission, including our most recently filed Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q.

UNIVERSAL PAYMENTS SM